                               POWER OF ATTORNEY
                               -----------------


     The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of Hugh G. Moulton, J. Kenneth Croney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-4, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 14th day of March, 1996.



                              SIGNED:   /s/PAUL J. DARLING, II
                                     ----------------------------

                               POWER OF ATTORNEY
                               -----------------



     The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of Hugh G. Moulton, J. Kenneth Croney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-4, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 14th day of March, 1996.



                              SIGNED:   /s/WILLIAM F. DRAKE, JR.
                                     ----------------------------

                               POWER OF ATTORNEY
                               -----------------



     The undersigned certifies that he is Executive Vice President, Chief Operating Officer and a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of Hugh G. Moulton, J. Kenneth Croney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-4, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 14th day of March, 1996.



                              SIGNED:   /s/JAMES J. FORESE
                                     ---------------------------

                               POWER OF ATTORNEY
                               -----------------



     The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of Hugh G. Moulton, J. Kenneth Croney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-4, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 14th day of March, 1996.



                              SIGNED:   /s/FREDERICK S. HAMMER
                                     ----------------------------

                               POWER OF ATTORNEY
                               -----------------



     The undersigned certifies that she is a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of Hugh G. Moulton, J. Kenneth Croney and Michael J. Dillon as her attorneys-in-fact, each with the power of substitution, to execute, on her behalf the foregoing registration statement on Form S-4, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 14th day of March, 1996.



                              SIGNED:   /s/BARBARA BARNES HAUPTFUHRER
                                     --------------------------------

                               POWER OF ATTORNEY
                               -----------------



     The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of Hugh G. Moulton, J. Kenneth Croney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-4, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 14th day of March , 1996.



                                   SIGNED       /s/DANA G. MEAD
                                         ------------------------------

                               POWER OF ATTORNEY
                               -----------------



     The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of Hugh G. Moulton, J. Kenneth Croney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-4, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 14th day of March, 1996.



                                   SIGNED:    /s/RAY B. MUNDT
                                          -------------------------

                               POWER OF ATTORNEY
                               -----------------



     The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of Hugh G. Moulton, J. Kenneth Croney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-4, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 14th day of March, 1996.



                              SIGNED:    /s/PAUL C. O'NEILL
                                     --------------------------

                               POWER OF ATTORNEY
                               -----------------



     The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of Hugh G. Moulton, J. Kenneth Croney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-4, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 14th day of March, 1996.



                              SIGNED:   /s/ROGELIO G. SADA
                                     -------------------------

                               POWER OF ATTORNEY
                               -----------------



     The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of Hugh G. Moulton, J. Kenneth Croney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-4, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 14th day of March, 1996.



                              SIGNED:    /s/JAMES W. STRATTON
                                     ------------------------------

                               POWER OF ATTORNEY
                               -----------------



     The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of Hugh G. Moulton, J. Kenneth Croney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-4, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 14th day of March, 1996.



                              SIGNED: /s/JOHN E. STUART
                                     --------------------